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                                                       Exhibit 23
                                                     to Form 10-K



            CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our report dated May 14, 1999 included in this Form 10-K for the year ended March 31, 1999, into Synthetech, Inc.'s previously filed Registration Statement Nos. 33-45913 and 33-64621.


Arthur Andersen LLP
Portland, Oregon,
June 8, 1999

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